Advisory Research International All Cap Value Fund
a series of the Investment Managers Series Trust

Supplement dated April 27, 2011 to the
Prospectus and Statement of Additional Information, each dated April 1, 2011

The ticker symbol for the Advisory Research International All Cap Value Fund is ADVEX.

Please file this Supplement with your records.